Exhibit 10.42

FIRST AMENDMENT TO THE
P.F. CHANG'S CHINA BISTRO, INC.
AMENDED & RESTATED 2006 EQUITY INCENTIVE PLAN
THIS FIRST AMENDMENT (the “Amendment”) to the P.F. Chang's China Bistro, Inc. Amended & Restated 2006 Equity Incentive Plan (the “Plan”) is effective as of the date this Amendment is approved by the stockholders of P.F. Chang's China Bistro, Inc. (the “Company”).
W I T N E S S E T H:
WHEREAS, the Plan was originally adopted by the Company's Board of Directors (the “Board”) on March 8, 2006, and approved by the stockholders of the Company on May 5, 2006, and was subsequently amended and restated by the Board on February 1, 2011, and again approved by the stockholders of the Company on April 19 2011; and
WHEREAS, the Board now finds it desirable and in the best interest of the Company to amend the Plan, subject to approval by the stockholders of the Company, to (1) extend the term of the Plan for an additional ten years from the effective date of this Amendment; and (2) increase the number of shares to be reserved and authorized for issuance under the Plan by 1,760,000 shares to 3,510,000 shares.
NOW, THEREFORE, the Plan is hereby amended as follows:
1.Change in Term. Section 1.1 of the Plan is amended in its entirety as follows:

1.1     Establishment. The P.F. Chang's China Bistro, Inc. 2006 Equity Incentive Plan (the “Plan”) was adopted by the Board on March 8, 2006, and approved by the stockholders of the Company on May 5, 2006. The Plan was subsequently amended and restated by the Board on February 1, 2011, and approved by the stockholders of the Company on April 19, 2011. In 2012, the Board has further amended the Plan subject to the approval of the stockholders of the Company (the date of such approval, the “Effective Date”).
2.Increase in Shares Issuable. The first sentence of Section 4.1 of the Plan is amended as follows:

Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 3,510,000 and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.
IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer.

P.F. CHANG'S CHINA BISTRO, INC.
By:
Its:
Title: